UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 4, 2003
                                                           -------------




    Commission          Registrant, State of Incorporation,      I.R.S. Employer
    File Number         Address and Telephone Number              Identification
                                                                     Number
--------------------    -----------------------------------     ---------------

      1-7297            Nicor Inc.                                    36-2855175
                        (An Illinois Corporation)
                        1844 Ferry Road
                        Naperville, Illinois 60563-9600
                        (630) 305-9500

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Item 7.       Financial Statements and Exhibits
-------       ---------------------------------

The following is filed as an exhibit to this report.

Exhibit
Number            Description
------            -----------

99.1     Press release of Nicor Inc. issued March 4, 2003.

Item 9.       Regulation FD Disclosure
------        ------------------------

Nicor Inc.'s press release issued March 4, 2003 is attached as an exhibit and is incorporated herein by reference.


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Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                Nicor Inc.


Date  March 4, 2003                             /s/ Kathleen L. Halloran
      ------------------------------            --------------------------------

                                                Kathleen L. Halloran
                                                Executive Vice President
                                                Finance and Administration





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Exhibit Index
-------------
     Exhibit
     Number                    Description of Document
  -----------     --------------------------------------------------------------

        99.1      Press release of Nicor Inc. issued March 4, 2003.


                                     Page 3

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